SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                          PROGRESSIVE RETURN FUND, INC.
                          -----------------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
                                       ---
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)        Amount Previously Paid:


      2)        Form, Schedule or Registration Statement No.:


      3)        Filing Party:


      4)        Date Filed:

                          PROGRESSIVE RETURN FUND, INC.
                              575 Lexington Avenue
                            New York, New York 10022

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Thursday, April 19, 2001

           Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Progressive Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the executive offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167 on Thursday, April 19, 2001, at 3:30 p.m., for the following purposes:

     1. To elect two Class I Directors until the year 2004 Annual Meeting and one Class II Director until the year 2002 Annual Meeting (Proposal 1);

     2. To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund (Proposal 2);

     3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001 (Proposal 3); and

     4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

           The Board of Directors has fixed the close of business on February 14, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof.

           Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o Bear Stearns Funds Management Inc., 575 Lexington Avenue, New York, New York 10022, or by telephone at (888) 505-5954.

                                         By Order of the Board of Directors,

                                         Thomas R. Westle
                                         Secretary
Dated: March 7, 2001

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



                                  REGISTRATION

CORPORATE ACCOUNTS                         VALID SIGNATURE
------------------                         ---------------

(1)   ABC Corp.............................ABC Corp. (by John Doe, Treasurer)
(2)   ABC Corp.............................John Doe, Treasurer
(3)   ABC Corp.
      c/o John Doe, Treasurer..............John Doe
(4)   ABC Corp. Profit Sharing Plan........John Doe, Trustee

TRUST ACCOUNTS

(1)   ABC Trust............................Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee
      u/t/d/ 12/28/78......................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA........John B. Smith
(2)   John B. Smith........................John B. Smith, Jr., Executor

                          PROGRESSIVE RETURN FUND, INC.
                              575 Lexington Avenue
                            New York, New York 10022
                        --------------------------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                     to be held on Thursday, April 19, 2001
                        --------------------------------


PROXY STATEMENT

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Progressive Return Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting" or "Annual Meeting") to be held at the executive offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167 on April 19, 2001, at 3:30 p.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about March 7, 2001.

           Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominees for Director, FOR the approval of the investment management agreement between Cornerstone Advisors, Inc. and the Fund, and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2001.

           In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of Common Stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes are shares held in the name of the broker or nominee for whom an executed proxy is received by the Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

           In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

           The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator"), or Shareholder Communications Corporation ("SCC"), a proxy solicitation firm that has been retained by the Fund.

           The agreement between SCC and the Fund provides for SCC to provide general solicitation services to the Fund at an estimated cost of $11,200, including expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's Common Stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's Common Stock.

           Only holders of issued and outstanding shares of the Fund's Common Stock of record at the close of business on February 14, 2001 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of Common Stock so held. The number of shares of Common Stock outstanding on February 14, 2001 was 4,418,716. The Fund is a closed-end, management investment company.

           COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT MAY BE ORDERED FREE OF CHARGE TO ANY STOCKHOLDER BY WRITING TO THE FUND AT C/O BEAR STEARNS FUNDS MANAGEMENT INC., 575 LEXINGTON AVENUE, NEW YORK, NEW YORK 10022, OR BY TELEPHONE AT (888) 505-5954. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

           This Proxy Statement is first being mailed to stockholders on or about March 7, 2001.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

           In accordance with the Fund's By-laws, the terms of the Fund's Board of Directors are staggered. The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

           At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2004 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified and one Class II Director to hold office until the year 2002 Annual Meeting of Stockholders or thereafter until his successor is duly elected and qualified. The term of office of the Class III Directors, currently consisting of Messrs. Glenn W. Wilcox, Sr. and Scott B. Rogers, expires at the Annual Meeting of Stockholders in 2003, or thereafter in each case until each of their respective successors is duly elected and qualified. The term of office of the other Class II Director, Mr. Ralph W. Bradshaw, expires at the Annual Meeting of Stockholders in 2002, or thereafter until his successor is duly elected and qualified.

           On January 25, 2001, Mr. William A. Clark, a Class I Director since 2000, announced his intention to resign from the Board of Directors and on January 31, 2001, Mr. Clark submitted his letter of resignation as a Director and as Secretary and Treasurer of the Fund. At the January 25, 2001 Board Meeting, the Board of Directors expanded the size of the Board and elected Messrs. Thomas H. Lenagh and Edwin Meese III as Directors of the Fund with Mr. Lenagh filling the vacancy created on January 31, 2001, by Mr. Clark's resignation as a Director. The Board then nominated Messrs. Thomas H. Lenagh and Andrew A. Strauss for election as Class I Directors, and nominated Mr. Edwin Meese III for election as a Class II Director.

           At the Annual Meeting, stockholders will be asked to vote FOR the election of Thomas H. Lenagh and Andrew A. Strauss as Class I Directors to serve until the year 2004 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified, and to vote FOR the election of Mr. Edwin Meese III as a Class II Director to serve until the year 2002 Annual Meeting of Stockholders or thereafter until his successor is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his respective successor is duly elected and qualified.

           The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Thomas H. Lenagh, Andrew A. Strauss and Edwin Meese III. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

           The following table sets forth the ages and principal occupations of each of the nominees for election as Class I and Class II Directors, and the number of shares of Common Stock of the Fund beneficially owned by each of them, directly or indirectly:

                                    NOMINEES

Class I Directors to serve until the Year 2004 Annual Meeting of Stockholders:

                                                                                                        SHARES OF COMMON STOCK
                                                                                                    BENEFICIALLY OWNED ON FEBRUARY
                                                                                POSITION                      14, 2001*
                                             PRINCIPAL OCCUPATION               WITH THE           --------------------------------
              NOMINEE                          OVER LAST 5 YEARS               FUND SINCE     AGE     AMOUNT               %
              -------                          -----------------               ----------     ---     ------               -

Thomas H. Lenagh                  Chairman  of  the  Board  of  Inrad  Corp.;     2001        78        -0-**             -0-
13 Allen's Corner Rd.             Independent Financial Adviser;  Director of
Flemington, NJ 08822              Clemente   Strategic   Value  Fund,   Inc.,
                                  Gintel Fund,  Adams  Express and  Petroleum
                                  and  Resources,  ASD Group,   ICN
                                  Pharmaceuticals  and V-Band Corp.;  Nominee
                                  for Director of The  Cornerstone  Strategic
                                  Return Fund, Inc.

Andrew A. Strauss                 Attorney  and  senior  member of  Strauss &     2000        47        -0-**             -0-
77 Central Avenue                 Associates,  P.A.,  attorneys,   Asheville,
Suite F                           N.C.;  previous  President  of White Knight
Asheville, NC  28801              Healthcare,  Inc. and LMV Leasing,  Inc., a
                                  wholly  owned  subsidiary  of Xerox  Credit
                                  Corporation;  Director  of The  Cornerstone
                                  Strategic  Return  Fund,  Inc. and Clemente
                                  Strategic Value Fund, Inc.



                                    4



Class II Director to serve until the Year 2002 Annual Meeting of Stockholders:
                                                                                                          SHARES OF COMMON STOCK
                                                                                                      BENEFICIALLY OWNED ON FEBRUARY
                                                                                   POSITION                     14, 2001*
                                                PRINCIPAL OCCUPATION               WITH THE           ------------------------------
              NOMINEE                             OVER LAST 5 YEARS               FUND SINCE     AGE    AMOUNT               %
              -------                             -----------------               ----------     ---    ------               -

Edwin Meese III                      Distinguished    Fellow,    The    Heritage     2001        68      -0-**             -0-
The Heritage Foundation              Foundation,  Washington D.C.; Distinguished
214 Massachusetts Ave NE             Visiting Fellow at the Hoover  Institution,
Washington D.C. 20002                Stanford  University;  Distinguished Senior
                                     Fellow at the  Institute  of United  States
                                     Studies,  University  of  London;  Formerly
                                     U.S.   Attorney   General  under  President
                                     Ronald  Reagan;  Chairman  of the  Domestic
                                     Policy   Council  and  the  National   Drug
                                     Policy  Board and a member of the  National
                                     Security    Council;    Director   of   The
                                     Cornerstone  Strategic Value Fund, Inc. and
                                     Nominee for Director of Clemente  Strategic
                                     Value Fund, Inc.

------------------

* Unless otherwise noted, each nominee directly owns and has sole voting and investment power with respect to the listed shares.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the nominees.

                          REMAINING BOARD OF DIRECTORS

           The following tables set forth the names, ages and principal occupations of each of the remaining Directors of the Fund, and the number of shares of Common Stock of the Fund beneficially owned by them, directly or indirectly, as of February 14, 2001:


Class II Directors serving until the Year 2002 Annual Meeting of Stockholders:


                                                                                                             SHARES OF COMMON STOCK
                                                                                                    BENEFICIALLY OWNED ON FEBRUARY
                                                                              POSITION                        14, 2001*
                                           PRINCIPAL OCCUPATION               WITH THE             --------------------------------
             DIRECTOR                        OVER LAST 5 YEARS               FUND SINCE     AGE      AMOUNT                %
             --------                        -----------------               ----------     ---      ------                -

Ralph W. Bradshaw**             Chairman  of the  Board  of  Directors  and     1999        50        1,500***          .0003%
One West Pack Square            President of the Fund; President,  Director
Suite 750                       and  shareholder of  Cornerstone  Advisors,
Asheville, NC 28801             Inc.;    Financial     Consultant;     Vice
                                President,  Deep  Discount  Advisors,  Inc.
                                (1993-1999);  Director of The Austria Fund,
                                Inc.,  Clemente Strategic Value Fund, Inc.,
                                and The Cornerstone  Strategic Return Fund,
                                Inc.


Class III Directors serving until the Year 2003 Annual Meeting of Stockholders:


                                                                                                             SHARES OF COMMON STOCK
                                                                                                    BENEFICIALLY OWNED ON FEBRUARY
                                                                              POSITION                        14, 2001*
                                           PRINCIPAL OCCUPATION               WITH THE             --------------------------------
             DIRECTOR                        OVER LAST 5 YEARS               FUND SINCE     AGE      AMOUNT                %
             --------                        -----------------               ----------     ---      ------                -


Glenn W. Wilcox, Sr.            Chairman  of the Board and Chief  Executive     2000        69         -0-***            -0-
One West Pack Square            Officer of Wilcox Travel Agency;  Director,
Suite 1700                      Champion Industries,  Inc.; Chairman, Tower
Asheville, NC 28801             Associates,  Inc. (a real estate  venture);
                                Member  and  Vice  Chairman,  the  Board of
                                First Union  National  Bank;  Board Trustee
                                and  Vice   Chairman,   Appalachian   State
                                University;  Board  Trustee  and  Director,
                                Mars Hill  College;  Director  of  Clemente
                                Strategic   Value   Fund,   Inc.   and  The
                                Cornerstone Strategic Return Fund, Inc.





                                  6








                                                                                                             SHARES OF COMMON STOCK
                                                                                                    BENEFICIALLY OWNED ON FEBRUARY
                                                                              POSITION                        14, 2001*
                                           PRINCIPAL OCCUPATION               WITH THE             --------------------------------
             DIRECTOR                        OVER LAST 5 YEARS               FUND SINCE     AGE      AMOUNT                %
             --------                        -----------------               ----------     ---      ------                -


Scott B. Rogers                 Chief    Executive    Officer,    Asheville     2000        45         -0-***            -0-
30 Cumberland Ave.              Buncombe  Community   Christian   Ministry;
Asheville, NC 28801             President,  ABCCM Doctor's  Medical Clinic;
                                Director,  Southeastern  Jurisdiction Urban
                                Networkers;  Director,  A-B  Vision  Board,
                                Appointee,   NC  Governor's  Commission  on
                                Welfare  to Work;  Chairman  and  Director,
                                Recycling       Unlimited;        Director,
                                Interdenominational  Ministerial  Alliance;
                                Director of Clemente  Strategic Value Fund,
                                Inc. and The Cornerstone  Strategic  Return
                                Fund, Inc.
---------------

* Unless otherwise noted, each director directly owns and has sole voting and investment power with respect to the listed shares.

** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 ("1940 Act").

*** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the directors.

           Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2000, to each Director of the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.



            NAME OF DIRECTOR                        DIRECTOR SINCE                    AGGREGATE COMPENSATION FROM FUND FOR 2000
-----------------------------------------    ------------------------------           ------------------------------------------

            Ralph W. Bradshaw                       1999                                           $7,500

          Glenn W. Wilcox, Sr.                      2000                                           $5,379

            Andrew A. Strauss                       2000                                           $5,379

            Edwin Meese III*                        2001                                            -0-

             Scott B. Rogers                        2000                                           $5,379

            Thomas H. Lenagh*                       2001                                            -0-

            Ronald G. Olin**                        1999                                           $3,087

          Martin M. Torino***                       1989                                           $2,120

         Jonathan W. Lubell***                      1989                                           $1,620

        Dr. Enrique R. Arzac***                     1996                                           $2,120

            William A. Clark****                    2000                                           $5,379

       William W. Priest, Jr.*****                  1997                                            -0-


-----------------
*         Did not serve as a director of the Fund in 2000.

** Mr. Olin resigned from his position as a member of the Board of Directors of the Fund on May 31, 2000.

*** Resigned from his position as a member of the Board of Directors of the Fund on April 27, 2000.

**** Mr. Clark resigned from his position as a member of the Board of Directors of the Fund on January 31, 2001.

***** Mr. Priest resigned from his position as a member of the Board of Directors of the Fund on April 27, 2000 and did not receive any compensation from the Fund in 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) percent of the Fund's Common Stock, and the Fund's prior investment adviser and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's prior investment adviser and its directors and officers have complied with applicable filing requirements during the year ended December 31, 2000.

REQUIRED VOTE
-------------

           Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.


           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. THOMAS H. LENAGH AND ANDREW A. STRAUSS AS CLASS I DIRECTORS OF THE FUND AND MR. EDWIN MEESE III AS A CLASS II DIRECTOR OF THE FUND.

                                 PROPOSAL NO. 2

                        CONSIDERATION OF THE APPROVAL OF
                     THE NEW INVESTMENT MANAGEMENT AGREEMENT
                 BETWEEN THE FUND AND CORNERSTONE ADVISORS, INC.

           The Board of Directors, at a special meeting held on February 9, 2001, unanimously approved and authorized for submission to the Fund's stockholders for their approval of a new investment management agreement (the "Cornerstone Agreement") by and between Cornerstone Advisors, Inc. ("Cornerstone Advisors") and the Fund.

           Currently, Mr. Bradshaw performs the management of the Fund's portfolio securities in his capacity as a director and executive officer of the Fund. Prior to his resignation on January 31, 2001, Mr. Clark shared responsibility with Mr. Bradshaw for the management of the Fund's portfolio securities. In connection with the Board's oversight and continued examination of the internalization of the Fund's management functions, as provided for in the proxy statement for the December 15, 2000 Special Meeting of Stockholders, the Board stated that it would determine, by the 2001 Annual Meeting of Stockholders, whether this internalized management approach would be adopted as a permanent measure or whether the Fund would contract with an investment adviser to perform the external management of the Fund's portfolio.

           The Board of Directors now believes that immediately upon stockholder approval of the Cornerstone Agreement, the Fund should discontinue the temporary internal management of the Fund's portfolio securities and that Cornerstone Advisors should assume such responsibilities.

           Cornerstone Advisors, which has its principal office at One West Pack Square, Suite 750, Asheville, North Carolina 28801, was organized to provide investment management services to closed-end investment companies. Newly organized as an investment adviser, Cornerstone Advisors is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and has no previous operating history. In his capacity as a principal of Cornerstone Advisors, Mr. Bradshaw will serve as the Fund's portfolio manager assuming the Fund's stockholders approve the Cornerstone Agreement. A copy of the proposed Cornerstone Agreement is attached hereto as Appendix A.

           Mr. Bradshaw and Mr. Gary A. Bentz, formerly a director of The Cornerstone Strategic Return Fund, Inc. and the Clemente Strategic Value Fund, Inc., are the sole stockholders of Cornerstone Advisors. Both Mr. Bradshaw and Mr. Bentz have extensive experience with closed-end investment companies. Mr. Bradshaw, who also serves as a director to The Austria Fund, Inc., Clemente Strategic Value Fund, Inc. and The Cornerstone Strategic Return Fund, Inc., served as a Vice President of Deep Discount Advisors, Inc. ("Deep Discount") from 1993 to 1999. Mr. Bentz, who also serves as a director to the Austria Fund, Inc., was also affiliated with Deep Discount as its Chief Financial Officer from 1993 to 2000. Messrs. Bradshaw and Bentz no longer possess any ownership interest in Deep Discount nor do they provide any investment advisory services to Deep Discount or its clients. Deep Discount and Ron Olin Investment

Management Company ("ROIMC"), both of which jointly filed a Schedule 13G with the Securities and Exchange Commission (the "SEC") on February 5, 2001 as beneficial owners of more than five (5%) percent of the outstanding shares of the Fund, are registered investment advisers which, on behalf of their respective advisory clients, invest in the common stock of closed-end investment companies. There exists no arrangements or understandings among Cornerstone Advisors, Deep Discount, ROIMC or any of their respective stockholders with respect to the Fund.

           The Board of Directors unanimously approved the Cornerstone Agreement at a meeting of the Board of Directors duly held on February 9, 2001, and hereby submits the Cornerstone Agreement to the stockholders for their consideration and approval. Immediately upon stockholder approval of the Cornerstone Agreement at this Meeting (or an adjournment thereof), Cornerstone Advisors will commence its performance of the investment management services with respect to the Fund's portfolio securities, and the temporary internal management of the Fund's portfolio securities will automatically cease. If the stockholders do not approve the Cornerstone Agreement at this Meeting (or an adjournment thereof), the Board will continue the current internal management of the Fund's portfolio securities by Mr. Bradshaw, in his capacity as an officer and director of the Fund, and consider alternative sources from which to obtain investment management and research services for the Fund.

           The externalization of a registered investment company's management to persons previously responsible for the internal management of such investment company's portfolio securities has been the subject of prior No-Action Letters granted by the SEC. Cornerstone Advisors represented to the Fund's Board of Directors at the February 9, 2001 Meeting that it fully intends to comply with all of the applicable requirements set forth in the 1994 No-Action Letter granted by the SEC to Century Shares Trust. Therefore, in order to comply with the requirements of the 1940 Act as interpreted by the SEC in the Century Shares Trust No-Action Letter, dated May 4, 1994, Cornerstone Advisors and the Fund have agreed to certain terms and conditions which enable each to make the following general representations and covenants to the other: (i) that the Board of Directors of the Fund will remain in control of the Fund; (ii) that Cornerstone Advisors will not obtain undue valuation from the plan of externalization; and (iii) Cornerstone Advisors will not undertake any conflicting duties of loyalty which would affect its fiduciary duty to the Fund.

THE BOARD OF DIRECTORS SHALL REMAIN IN CONTROL OF THE FUND.
-----------------------------------------------------------

           The Fund will continue to be controlled by the members of the Board of Directors, who are not "interested directors", as that term is defined under the 1940 Act, although Mr. Bradshaw will continue in his capacity as the Chairman of the Board, which does not carry any special powers or greater voting rights. Furthermore, in an effort to continue the efficient reporting structure currently in place under the internalized management approach, which affords appropriate levels of oversight of the management of the Fund's portfolio securities, Cornerstone Advisors will report, on a monthly basis, to the Investment Oversight Committee which was originally created for the purpose of overseeing the internal management of the Fund's portfolio securities. The Investment Oversight Committee consists of the disinterested directors of the Board of Directors. Lastly, the Board of Directors will continue to hold regular meetings at which it shall be kept fully informed of Cornerstone Adviser's transactions in the Fund's common stock and of any changes in the Fund's investment portfolio.

CORNERSTONE ADVISORS WILL NOT OBTAIN UNDUE VALUE FROM THE PLAN OF
-----------------------------------------------------------------
EXTERNALIZATION.
----------------

           The annual advisory fee payable by the Fund under the Cornerstone Agreement is equal to one (1%) percent of the Fund's average weekly net assets. This is the same fee paid to the Fund's previous investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and is within the range of the standard industry fee for comparable investment companies. The original CSAM advisory agreement required a one and fifteen-one hundredths (1.15%) percent annual advisory fee. However, CSAM subsequently waived fifteen one-hundredths (.15%) percent of its fee, thereby effectively reducing the fee to one (1%) percent.

           In addition to the representations of Cornerstone Advisors that it will not propose any change in the method of computing the advisory fee during the term of the Cornerstone Agreement, and that its shareholders, Messrs. Bradshaw and Bentz, do not have any present intention of selling any of their shares in Cornerstone Advisors, the Fund and Cornerstone Advisors have agreed to certain terms and conditions which would effectively prevent it from obtaining undue value from Cornerstone Advisors' engagement as the Fund's investment adviser.

CORNERSTONE ADVISORS WILL NOT UNDERTAKE ANY CONFLICTING DUTIES OF LOYALTY.
--------------------------------------------------------------------------

           Cornerstone Advisors has represented to the Fund that it will not undertake any conflicting duties that might lead to a violation of its fiduciary duty to the Fund. To implement this undertaking, Cornerstone Advisors has agreed, for the duration of the Cornerstone Agreement, to give the Fund advanced written notice of any proposed undertaking by it of material significance (including the taking on of additional clients) and to provide to the Fund all information relevant to a determination of the effect of such undertaking on Cornerstone Advisors' ability to carry out its obligations under the Cornerstone Agreement.

           The Board of Directors, including the disinterested directors as advised by its independent legal counsel, and Cornerstone Advisors have determined that the rendering of investment management services to other closed-end investment companies will not likely constitute or create a conflict of Cornerstone Advisors' duty of loyalty affecting its fiduciary duty owing to the Fund or its stockholders. Further, both the Board of Directors and Cornerstone Advisors have stated that they do not believe that the proposed externalization will result in a material increase in the Fund's total operating expenses. Moreover, Cornerstone Advisors has voluntarily agreed to limit the Fund's annual operating expenses to one and sixty-five one-hundredths (1.65%) percent (on an annualized basis) of the Fund's average net assets for the fiscal period from April 19, 2001 (subject to stockholder approval of the Cornerstone Agreement) through December 31, 2001.

DESCRIPTION OF THE CORNERSTONE AGREEMENT
----------------------------------------

           The following description of the Cornerstone Agreement is qualified in its entirety by reference to the copy of the Cornerstone Agreement attached hereto and made a part hereof as Appendix A.

SERVICES TO BE PERFORMED
------------------------

           Pursuant to the Cornerstone Agreement, Cornerstone Advisors shall conduct investment research and supervision for the Fund and shall be responsible for the purchase and sale of investment securities for the Fund's portfolio, subject to the supervision and direction of the Board of Directors. Cornerstone Advisors shall provide the Fund with investment advice, shall supervise the Fund's management and investment programs and shall provide investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. Cornerstone Advisors shall also furnish, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, Cornerstone Advisors will pay the salaries and fees of all officers of the Fund who are affiliated with Cornerstone Advisors.

EXPENSES AND ADVISORY FEES
--------------------------

           The Cornerstone Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Cornerstone Advisors shall be responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund. Cornerstone Advisors has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to one and sixty-five one-hundredths (1.65%) percent (on an annualized basis) of the Fund's average net assets for the fiscal period from April 19, 2001 (subject to stockholder approval of the Cornerstone Agreement) through December 31, 2001. Although Cornerstone Advisors is a newly organized investment adviser, the Fund is not aware of any other circumstances that are reasonably likely to impair the financial ability of Cornerstone Advisors to fulfill its commitment to the Fund under the Cornerstone Agreement.

           The annual rate used to determine fees payable by the Fund pursuant to the Cornerstone Agreement is identical to the rate in the prior CSAM Agreement. The Fund shall pay Cornerstone Advisors monthly an annual fee of one (1.00%) percent of the Fund's average weekly net assets for the investment management and research services provided by Cornerstone Advisors.

           The approximate net assets of the Fund at December 31, 2000 were $54.8 million. The total amount paid to CSAM by the Fund under the CSAM Agreement was $677,354, during the year ending December 31, 2000.

LIMITATION OF LIABILITY
-----------------------

           The Cornerstone Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder ("disabling conduct"), Cornerstone Advisors shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the Cornerstone Agreement provides that the Fund, under certain circumstances, will indemnify Cornerstone Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

DURATION AND TERMINATION
------------------------

           Subject to stockholder approval, the Cornerstone Agreement will have a term beginning April 19, 2001 and ending April 18, 2003, and, thereafter, will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Cornerstone Agreement, and who are not "interested persons" of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The Cornerstone Agreement may be terminated, without penalty, on sixty (60) days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined under "Required Vote" below) or by Cornerstone Advisors.

SOFT DOLLAR ARRANGEMENTS
------------------------

           It is understood by both Cornerstone Advisors and the Board of Directors that any soft dollars resulting from soft dollar arrangements between the Fund, Cornerstone Advisors and selected dealers and brokers (to the extent that such arrangements are in connection with, or for the benefit of, the Fund), may be used to pay for certain services provided to the Fund which can be provided by third parties, including but not limited to administration, accounting and custodial services. Notwithstanding the foregoing, however, the Cornerstone Agreement authorizes Cornerstone Advisors to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by Cornerstone Advisors to be useful or valuable to the performance of its investment advisory functions for the Fund. In such circumstances, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Such research services provided to Cornerstone Advisors by brokers who effect securities transactions for the Fund may be used by Cornerstone Advisors in servicing other investment companies and accounts that it manages. It is understood that not all of the research services may be used by Cornerstone Advisors in managing any particular account, including the Fund. Notwithstanding the foregoing, however, it is the intention of both Cornerstone Advisors and the Board of Directors to use such soft dollar arrangements to pay for certain of the Fund's expenses which may be provided by third parties, including but not limited to administration, accounting and custodial services.

EVALUATION BY THE BOARD OF DIRECTORS
------------------------------------

           The Fund's Board of Directors, including the Directors who are not interested persons of any party to the Cornerstone Agreement or its affiliates, has approved the Cornerstone Agreement for the Fund and recommends that stockholders of the Fund approve such agreement. The Board's deliberations and approval occurred at the Director's meeting held on February 9, 2001, with its legal counsel in attendance. The Cornerstone Agreement is effective upon stockholder approval. If the stockholders do not approve the Cornerstone Agreement at the Meeting (or at an adjournment thereof), the Board will continue the current internal management of the Fund's portfolio securities by Mr. Bradshaw, in his capacity as an officer and director of the Fund, and either resubmit the Cornerstone Agreement to the stockholders for their consideration and approval or consider alternative sources from which to obtain investment management and research services for the Fund.

           In concluding that the externalization of the Fund's management of its portfolio securities is in the best interest of the stockholders of the Fund, the Board of Directors was influenced, in part, by its independent counsel's assessment that the Fund's compliance with Federal and state securities laws may possibly involve less interpretive review, and thereby be less costly to the Fund, if the Fund is managed by an investment adviser registered under the Investment Advisers Act. It was further noted that the laws governing investment companies have historically evolved around investment companies managed externally, as opposed to internally. Additionally, the Board of Directors determined that the externalization of the investment management functions is necessary to allow for greater flexibility by the external manager to use compensation incentives in hiring and retaining qualified candidates to assist in the management of the Fund's portfolio securities.

             In approving the Cornerstone Agreement and determining to submit it to the stockholders of the Fund for their approval, the Board of Directors considered the best interests of the stockholders and took into account factors they deemed relevant. The factors considered by the independent Directors included the nature, quality and scope of the operations and services to be provided by Cornerstone Advisors, while focusing on the prior experience of Cornerstone Advisors' principals with respect to: (i) the continuity of the Fund's portfolio management due to the fact that Mr. Bradshaw will continue to be the person responsible for the investment management of the Fund's portfolio securities, despite the externalization of management; (ii) the structure of closed-end investment companies in general; (iii) management of portfolios of U.S. equity securities; (iv) implementing aggressive policies to eliminate closed-end investment companies' discounts; and (v) implementing policies to cut costs and expenses of closed-end investment companies. Furthermore, the Board of Directors of the Fund considered the opportunity to obtain high quality services at costs that it deemed appropriate and reasonable. The Board of Directors also reflected upon the intention of Cornerstone Advisors to act as the investment manager to Clemente Strategic Value Fund, Inc. (the "Clemente Fund") and The Cornerstone Strategic Return Fund, Inc. (the "Cornerstone Fund"), subject to stockholder approval at each of its respective 2001 Annual Meetings of Stockholders, thereby creating a family of closed-end funds including but not necessarily limited to the Fund, the Cornerstone Fund and the Clemente Fund. Lastly, consideration was given to the fact that there exists no arrangement or understanding in connection with the Cornerstone Agreement with respect to the composition of the Board of Directors of the Fund or of Cornerstone Advisors or with respect to the selection or appointment of any person to any office of the Fund or Cornerstone Advisors.

           Based upon its review of the above factors, the Board of Directors of the Fund determined that the Cornerstone Agreement is in the best interests of the Fund and its stockholders.

REQUIRED VOTE
-------------

           As provided by the 1940 Act, approval of the Cornerstone Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than fifty (50%) percent of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but not as votes cast and will have the same effect as votes cast against the Proposal.

           THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, CORNERSTONE ADVISORS OR ITS AFFILIATES, RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE CORNERSTONE AGREEMENT.

                                 PROPOSAL NO. 3

            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS


           By vote of the Board of Directors, including the vote of the Directors who are not "interested persons" as that term is defined in the 1940 Act, the Board has selected the firm of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001. Such selection is being submitted to the stockholders for ratification. The engagement of PricewaterhouseCoopers LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment.

           The Fund's independent accountants are to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities Exchange Commission, including the examination of the Fund's annual financial statements and limited review of its unaudited quarterly statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and preparation of the Fund's annual federal and state income tax returns.

           A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting by telephone and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

REQUIRED VOTE
-------------

           Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, and may be considered votes cast for the foregoing purpose.


           THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.

                                 AUDIT COMMITTEE

           The Fund's Audit Committee is currently composed of three independent directors, Messrs. Wilcox, Strauss, and Rogers. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might want to make in connection thereto. The Audit Committee convened two times during the fiscal year ended December 31, 2000.

           On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee. A copy of the charter, as adopted by the Board of Directors of the Fund, and reapproved by the Board of Directors on January 25, 2001, is included in this Proxy Statement as Appendix B. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the Fund's independent accountants.

           The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund ("All Other Fees").

---------------- ----------------------------------------- ------------------
  AUDIT FEES       FINANCIAL INFORMATION SYSTEMS DESIGN      ALL OTHER FEES
---------------- ----------------------------------------- ------------------
  $32,800.00                       $0.00                     $2,195,800.00*
---------------- ----------------------------------------- ------------------


-------------

* All other Fees are fees paid for all other services, including but not limited to tax return preparation of $5,800. $2,190,000 was paid to CSAM for attestation services in accordance with the Association of Investment Management and Research Performance Presentation Standards, process and organization reviews over operations including the evaluation of system trading controls, implementation of an investment performance system and a feasibility study for a worldwide investment management system.


           The Fund has no nominating or compensation committees.

           With the exception of Messrs. Martin Torino, Jonathon Lubell, Enrique Arzac, Ronald G. Olin and William W. Priest, Jr., each Director attended at least seventy-five (75%) percent or more of the five (5) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the year ended December 31, 2000. Messrs. Torino, Arzac and Olin, however, each attended 100% of the meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which each respective individual served as a Director in the year ended December 31, 2000.

AUDIT COMMITTEE REPORT
----------------------

           The Audit Committee has met and held discussions with management including, the Fund's Administrator and the Fund's independent accountants. Management and the Fund's Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management, the Fund's Administrator and the Fund's independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

           The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

           Based upon the Audit Committee's discussion with management, the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of management and the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.


                                             Respectfully submitted,

                                             Glenn W. Wilcox, Sr.
                                             Andrew A. Strauss
                                             Scott B. Rogers

                      INFORMATION PERTAINING TO THE FUND'S
                  PROPOSED INVESTMENT ADVISER AND ADMINISTRATOR


THE PROPOSED INVESTMENT ADVISER
-------------------------------

           Cornerstone Advisors, Inc. ("Cornerstone Advisors"), the Fund's proposed investment adviser, has its principal office at One West Pack Square, Suite 750, Asheville, North Carolina 28801. Ralph W. Bradshaw owns fifty (50%) percent of the total outstanding shares of common stock of Cornerstone Advisors and is Chairman of the Board, President and a Director of the Fund. Gary A. Bentz, who is the Vice President and Treasurer of the Fund also owns fifty (50%) percent of the total outstanding shares of common stock of Cornerstone Advisors. Cornerstone Advisors is a newly organized registered investment adviser that has no previous operating history.

THE ADMINISTRATOR
-----------------

           Bear Stearns Funds Management Inc. (the "Administrator"), whose address is 575 Lexington Avenue, New York, New York 10022 has acted as the Fund's administrator since June 30, 1995.

           At their meeting on February 9, 2001, the Board of Directors entered into a new Custodian Agreement with Custodial Trust Company, an affiliate of the Administrator, effective on or about May 1, 2001.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS


           The following table sets forth the beneficial ownership of shares of the Fund, at February 5, 2001, by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the
Fund:



NAME AND ADDRESS OF BENEFICIAL OWNER             SHARES OF COMMON STOCK                % OF FUND'S OUTSTANDING
                                            BENEFICIALLY OWNED ON FEBRUARY 5,   SHARES BENEFICIALLY OWNED ON FEBRUARY
                                                          2001                                 5, 2001
------------------------------------------ ------------------------------------ ---------------------------------------

Deep Discount Advisors, Inc.(1)                          754,300                                17.0%
One West Pack Square
Suite 777
Asheville, NC  28801
                                                         938,400                                21.2%
Ron Olin Investment (1)
Management Company
One West Pack Square
Suite 777
Asheville, NC  28801

-------------

(1) Based solely upon information presented in a Schedule 13G, dated February 5, 2001, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. Based upon this information, the aggregate beneficial ownership of shares of the Fund by these entities, on behalf of their respective advisory clients as of February 5, 2001, was 1,692,700 shares, representing approximately 38.2% of the outstanding shares of the Fund. Further pursuant to the
      Schedule 13G, dated February 5, 2001, each respective entity has both sole voting and dispositive power, as well as shared voting and dispositive power, over the shares beneficially owned.

           Additionally, on February 14, 2001, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 4,288,377 shares of the Fund, equal to approximately 97% of the outstanding shares of the Fund.



                                 OTHER BUSINESS

           The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

           All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2002, must be received by the Fund addressed to Progressive Return Fund, Inc. c/o Bear Stearns Funds Management Inc., 575 Lexington Avenue, New York, New York 10022 for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Bear Stearns Fund Management Inc., 575 Lexington Avenue, New York, New York 10022 no less than one hundred twenty (120) calendar days (approximately December 20, 2001) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in April 2002 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund's Meeting date.

                                           Progressive Return Fund, Inc.

                                           Thomas R. Westle
                                           Secretary

March 7, 2001


           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FORM OF PROXY CARD
                               ------------------

                          PROGRESSIVE RETURN FUND, INC.
                          -----------------------------

           The undersigned stockholder of Progressive Return Fund, Inc. (the "Fund") hereby constitutes and appoints Ralph W. Bradshaw, Thomas R. Westle and Frank J. Maresca, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the executive offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167, on Thursday, April 19, 2001 at 3:30 p.m., or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:

           The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the election of two Class I Directors and one Class II Director; (b) the approval of a new investment management agreement between Cornerstone Advisors, Inc. and the Fund; (c) the ratification of the selection by the Board of Directors of the Fund's independent accountants; and
(d) the consideration and vote of such other matters as may properly come before the Meeting or any adjournment thereof. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Meeting.


--------------------------------------------------------------------------------
      THIS PROXY IS SOLICITED ON BEHALF OF PROGRESSIVE RETURN FUND, INC.'S
                   BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                         OF STOCKHOLDERS TO BE HELD ON

                                 APRIL 19, 2001


                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:


------
  X
------


1.   To elect two (2) Class I Directors:      FOR           WITHHELD

     Thomas H. Lenagh                         [ ]              [ ]
     Andrew A. Strauss                        [ ]              [ ]

     To elect one (1) Class II Director:      FOR           WITHHELD

     Edwin Meese III                          [ ]              [ ]
                                              [ ]              [ ]

2. To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund:

                                              FOR      AGAINST      ABSTAIN

                                              [ ]        [ ]           [ ]

3. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending
     December 31, 2001:
                                               FOR      AGAINST      ABSTAIN

                                               [ ]        [ ]           [ ]

    In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the annual meeting of stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the annual meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                   APPENDIX A
                                   ----------

                         INVESTMENT MANAGEMENT AGREEMENT

           THIS INVESTMENT MANAGEMENT AGREEMENT dated and effective as of April 19, 2001 between PROGRESSIVE RETURN FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and CORNERSTONE ADVISORS, INC., a corporation duly organized under the laws of North Carolina (herein referred to as the "Investment Manager").

          1. APPOINTMENT OF INVESTMENT MANAGER. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian;
(viii) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations; and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Directors.

          2. EXPENSES. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

            Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; fees and expenses of any officers and interested directors of the Fund who are not affiliated with the Investment Manager, the Administrator or their respective affiliates; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

            3. TRANSACTIONS WITH AFFILIATES. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

            4. BEST EXECUTION; RESEARCH SERVICES. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio services, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by
Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment

Manager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts that the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

          5. REMUNERATION. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars for the previous month at an annual rate of 1.00% of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

          6. REPRESENTATIONS AND WARRANTIES. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

          7. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to other and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

          8. LIMIT OF LIABILITY. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

          9. DURATION AND TERMINATION. This Agreement shall have an initial term beginning April 19, 2001 and ending April 18, 2003, and then shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

            Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon sixty (60) days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

          10. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

          11. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below:

                     IF TO THE FUND:
                     --------------

                     PROGRESSIVE RETURN FUND, INC.
                     c/o Bear Stearns Funds Management Inc.
                     575 Lexington Avenue
                     New York, NY 10022
                     Attention:Mr. Frank J. Maresca
                     Telephone No.:       (212) 272-2093
                     Fax No.:             (973) 463-5126

                     IF TO THE INVESTMENT MANAGER:
                     ----------------------------

                     CORNERSTONE ADVISORS, INC.
                     One West Pack Square, Suite 750
                     Asheville, North Carolina 28801
                     Attention:Mr. Gary A. Bentz
                     Telephone No.:       (828) 255-4831
                     Fax No.:             (828) 210-8183

or to such other address as to which the recipient shall have informed the other party in writing.

                     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

          12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.


                          PROGRESSIVE RETURN FUND, INC.

                          By:_______________________
                          Name:     Ralph W. Bradshaw
                          Title: Chairman of the Board


                          CORNERSTONE ADVISORS, INC.

                          By:_______________________
                          Name:     Gary A. Bentz
                          Title:    Vice President

                                   APPENDIX B
                                   ----------

                             AUDIT COMMITTEE CHARTER
                          PROGRESSIVE RETURN FUND, INC.


ORGANIZATION
------------

           The members of the Audit Committee of the Board of Directors ("Directors") of Progressive Return Fund, Inc., a closed-end registered investment company (the "Fund") are selected by the full Board of Directors. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. In the event that the Fund currently has less than three members on its Audit Committee it must have three members not later than June 14, 2001.

STATEMENT OF POLICY
-------------------

The Fund's Audit Committee oversees the financial reporting process for the Fund. The Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

           The Fund's Audit Committee shall monitor the process for the Fund's valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision-making. Members of the Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for the Fund. Open communication with management and the independent auditors is essential. This Charter shall be reviewed annually by the Board of the Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE
---------------------------------------

           In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

o The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. The Fund's Board and Audit Committee note that the outside auditors are ultimately accountable to the Board and the Audit Committee.

o The Audit Committee members are responsible for a general understanding of the Fund's accounting systems and controls.

o Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and
      (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

o The Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

o The Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee, shall meet no less frequently than annually and receive information (as necessary) from, among others, the Fund's investment advisor or its counsel and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of affecting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

o The Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Shareholders.

o In reviewing the activities of the independent auditors, the Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

o The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

o The Fund's Audit Committee shall review and reassess the adequacy of this Charter on an annual basis.

EFFECTIVE DATE
--------------

           This Audit Committee Charter shall be effective as of June 1, 2000. The Audit Committee Charter was reapproved by the Board of Directors on January 25, 2001.















                                                                      3912-PS-01